UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
________________

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  March 4, 2015

Wells Fargo Commercial Mortgage Trust 2015-C26
(Exact name of Issuing Entity)

Wells Fargo Commercial Mortgage Securities, Inc.
(Exact Name of Registrant as Specified in its Charter)

Wells Fargo Bank, National Association
Liberty Island Group I LLC
Rialto Mortgage Finance, LLC
C-III Commercial Mortgage LLC
Silverpeak Real Estate Finance LLC
Walker & Dunlop Commercial Property Funding I WF, LLC
Basis Real Estate Capital II, LLC
National Cooperative Bank, N.A.
(Exact Names of the Sponsors as Specified in their Charters)

North Carolina	333-195164-04	56-1643598
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

301 South College Street, Charlotte, North Carolina	28288-1066
(Address of Principal Executive Offices)	(ZIP Code)

Registrant’s telephone number, including area code (704) 374-6161

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Form 8-K/A amends the Current Report on Form 8-K (the “Form 8-K”), dated and filed as of February 12, 2015, with respect to Wells Fargo Commercial Mortgage Trust 2015-C26.  The purpose of this amendment is to make a clerical revision to the version of Exhibit 99.1 that was previously filed.

Section 9.  Financial Statements and Exhibits.

Item 9.01.  Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Mortgage Loan Purchase Agreement, dated as of February 4, 2015, between Wells Fargo Commercial Mortgage Securities, Inc. and Wells Fargo Bank, National Association.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WELLS FARGO COMMERCIAL MORTGAGE SECURITIES, INC. By: /s/ Anthony J. Sfarra Name: Anthony J. Sfarra Title: President

Dated:  March 4, 2015

Exhibit Index

Exhibit No.	Description

99.1	Mortgage Loan Purchase Agreement, dated as of February 4, 2015, between Wells Fargo Commercial Mortgage Securities, Inc. and Wells Fargo Bank, National Association.